UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	56-0205520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

☐     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.   Other Events.

Duke Energy Carolinas, LLC (“DEC”) and the Public Staff — North Carolina Utilities Commission (the “Public Staff”) have reached a partial settlement resolving certain issues in the rate case which DEC filed on August 25, 2017, with the North Carolina Utilities Commission (the “NCUC”).  The partial settlement includes, among other things, (1) a return on equity of 9.9% based upon a capital structure of 52% equity and 48% debt, (2) the return to customers of excess North Carolina state deferred income taxes over four years, and (3) the removal of recovery of Customer Connect project costs while permitting deferral treatment of project costs. Excluding the items which have not been settled (as described below), this partial settlement results in an approximate $105 million annual customer rate increase prior to the reductions from the return of excess North Carolina state deferred income taxes, or approximately $45 million after applying such reductions.

DEC and the Public Staff have not reached a compromise on a number of items, including coal ash basin deferred costs to be recovered and amortization period, and ongoing coal ash costs to be included in rates; the timing of adoption, costs to be included and structure of a Grid Reliability and Resiliency Rider; the impacts of the Federal Tax Cuts and Jobs Act; and the allowance of a return on the unamortized balance of Lee Nuclear project development costs during the amortization period.

On March 1, 2018, DEC also filed supplemental comments with the NCUC in the Federal Tax Act Proceeding that propose how DEC could implement the impacts of the Federal Tax Cut and Jobs Act of 2017.

An overview providing additional detail on these filings is attached to this Form 8-K as Exhibit 99.1.

An evidentiary hearing on the partial settlement and other issues in the case will commence March 5, 2018. The partial settlement will be subject to the review and approval of the NCUC.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Duke Energy Carolinas Summary of Partial Settlement in North Carolina Rate Case (Docket E-7 Sub 1146); Supplemental Comments in Federal Tax Act Proceeding (Docket M-100 Sub 148)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 2, 2018	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Executive Affairs, Chief Legal Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: March 2, 2018	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Executive Affairs, Chief Legal Officer and Secretary